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                                                               EXHIBIT-(g)(viii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

                     FUND                                                 EFFECTIVE DATE
                     ----                                               ------------------
A.  Sweep Funds
Schwab Money Market Fund                                                 May 1, 1993

Schwab Government Money Fund                                             May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                 May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                      May 1, 1993

Schwab US Treasury Money Fund                                            May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                        November 10, 1994

Schwab Government Cash Reserves Fund                                     October 20, 1997

Schwab New Jersey Municipal Money Fund                                   January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                 January 20, 1998

Schwab Florida Municipal Money Fund                                      February 16, 1998

Schwab Massachusetts Municipal Money Fund                                April 21, 2003

B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                        May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                   June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                          February 25, 2003

Schwab Institutional Advantage Money Fund                                May 1, 1993

Schwab Retirement Money Fund                                             November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                       June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares            June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage        June 6, 1995
Shares

                                           THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By: /s/ Stephen B. Ward
                                                --------------------------------
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: /s/ Randall W. Merk
                                                --------------------------------
                                                Randall W. Merk,
                                                Executive Vice President

Dated as of April 21, 2003

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

                 FUND                                                                             FEE
                 ----                                                                             ---
A.   Sweep Funds
     Schwab Money Market Fund                                               An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent (.20%) of the
                                                                            Fund's average daily net assets

     Schwab Government Money Fund                                           An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent(.20%) of the
                                                                            Fund's average daily net assets

     Schwab Municipal Money Fund-Sweep Shares                               An annual fee, payable monthly, of twenty
     (formerly Schwab Tax-Exempt Money Fund)                                one-hundredths of one percent(.20%) of the
                                                                            Fund's average daily net assets

     Schwab California Municipal Money Fund-Sweep Shares                    An annual fee, payable monthly, of twenty
     (formerly Schwab California Tax-Exempt Money                           one-hundredths of one percent(.20%) of the
     Fund)                                                                  Fund's average daily net assets

     Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent(.20%) of the
                                                                            Fund's average daily net assets

     Schwab New York Municipal Money Fund-Sweep Shares                      An annual fee, payable monthly, of twenty
     (formerly Schwab New York Tax-Exempt Money                             one-hundredths of one percent(.20%) of the
     Fund)                                                                  Fund's average daily net assets

     Schwab Government Cash Reserves Fund                                   An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent (.20%) of the
                                                                            Fund's average daily net assets

     Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent (.20%)of the
                                                                            Fund's average daily net assets

     Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of

                                                                            twenty one-hundredths of one percent (.20%) of
                                                                            the Fund's average daily net assets

     Schwab Florida Municipal Money Fund                                    An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent(.20%) of the
                                                                            Fund's average daily net assets

     Schwab Massachusetts Municipal Money Fund                              An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent(.20%) of the
                                                                            Fund's average daily net assets

B.   Other Funds
     Schwab Value Advantage Money Fund-Investor Shares                      An annual fee, payable monthly, of seventeen
                                                                            one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab Value Advantage Money Fund-Institutional Shares                 An annual fee, payable monthly, of seventeen
                                                                            one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab Value Advantage Money Fund-Select Shares                        An annual fee, payable monthly, of seventeen
                                                                            one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab Institutional Advantage Money Fund                              An annual fee, payable monthly, of seventeen
                                                                            one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab Retirement Money Fund                                           An annual fee, payable monthly, of twenty
                                                                            one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab Municipal Money Fund-Value Advantage Shares                     An annual fee, payable monthly, of seventeen
     (formerly Schwab Tax-Exempt Money Fund)                                one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab California Municipal Money Fund-Value Advantage Shares          An annual fee, payable monthly, of seventeen
     (formerly Schwab California Tax-Exempt Money Fund)                     one-hundredths of one percent (.17%) of the
                                                                            Fund's average daily net assets

     Schwab New York Municipal Money Fund-Value Advantage Shares            Anannual fee, payable monthly, of
     (formerly Schwab New York Tax-Exempt Money Fund)                       seventeen one-hundredths of one percent (.17%)
                                                                            of the Fund's average daily net assets

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ----------------------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Randall W. Merk
                                        ----------------------------------------
                                        Randall W. Merk,
                                        Executive Vice President

Dated as of April 21, 2003